    As filed with the Securities and Exchange Commission on March 31, 1998
                                                           Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               USWEB CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                      7373                                 870551650
(STATE OR OTHER JURISDICTION OF               (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)                CLASSIFICATION CODE NUMBER)

                                             2880 LAKESIDE DRIVE, SUITE 300
                                                 SANTA CLARA, CA  95054
                                                      (408) 987-3200
(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                      -----------------------------------

                              JAMES J. HEFFERNAN
                            CHIEF FINANCIAL OFFICER
                               USWEB CORPORATION
                        2880 LAKESIDE DRIVE, SUITE 300
                            SANTA CLARA, CA  95054
                                (408) 987-3200
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                      -----------------------------------

                                  Copies to:
          MARK BONHAM, ESQ.                        JOHN W. CAMPBELL III, ESQ.
        PAUL R. TOBIAS, ESQ.                        KRISTIAN E. WIGGERT, ESQ.
       KEVIN M. GALLIGAN, ESQ.                         EDA S. L. TAN, ESQ.
          SAM ZUCKER, ESQ.                           MORRISON & FOERSTER LLP
WILSON SONSINI GOODRICH & ROSATI, P.C.                  425 MARKET STREET
        650 PAGE MILL ROAD                           SAN FRANCISCO, CA  94105
     PALO ALTO, CALIFORNIA 94304                          (415) 268-7000
          (650) 493-9300

                      -----------------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                      -----------------------------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-46821

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please the check the following box. [_]

                      -----------------------------------

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                     PROPOSED         PROPOSED MAXIMUM
                                   AMOUNT TO     MAXIMUM OFFERING        AGGREGATE
TITLE OF EACH CLASS OF                 BE           PRICE PER             OFFERING            AMOUNT OF
SECURITIES TO BE REGISTERED       REGISTERED         SHARE(1)             PRICE(1)        REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value       1,092,500         $23.00             $25,127,500           $7,413
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a) under the Securities Act.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by USWeb Corporation (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (Registration No. 333-46821), that was declared effective by the Commission on March 30, 1998 relating to the offering of up to 5,000,000 shares of Common Stock of the Company plus up to 750,000 shares that may be sold pursuant to the Underwriter's over-allotment option.


                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on March 31, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than March 31, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on this 30th day of March 1998.

                                    USWEB CORPORATION


                                    By: /s/ James Heffernan
                                       ------------------------------------
                                         James Heffernan
                                         Executive Vice President and Chief
                                         Financial Officer


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph P. Firmage and James Heffernan his attorney-in-fact for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON THIS 30TH DAY OF MARCH 1998 IN THE CAPACITIES INDICATED:

SIGNATURE                TITLE
-----------              -----

/s/ Joseph P. Firmage    Chief Executive Officer (Principal Executive
-----------------------  Officer) and Chairman of the Board
  Joseph P. Firmage


/s/ James Heffernan      Chief Financial Officer (Principal Accounting and
-----------------------  Financial Officer), Executive Vice President,
   James Heffernan       Secretary and Director


/s/ Jeffrey Ballowe      Director
-----------------------
    Jeffrey Ballowe


/s/ Robert Hoff          Director
-----------------------
     Robert Hoff


/s/ Gary Rieschel        Director
-----------------------
     Gary Rieschel


/s/ Barry Rubenstein     Director
-----------------------
    Barry Rubenstein


                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             EXHIBIT TABLE
-------  -----------------------------------------------------------------------

   5.1   Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

  23.1   Consent of Counsel (included in Exhibit 5.1)

  23.2   Consent of Price Waterhouse LLP, Independent Accountants

  24.1   Power of Attorney  (See page 3)